KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                              Growth Fund of Spain
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 1999

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The following disclosure replaces the relevant disclosure in the "Custodian,
Transfer Agent, and Shareholder Service Agent" section of the Fund's Statement of Additional Information.


Custodian, Transfer Agent and Shareholder Service Agent. The Chase Manhattan Bank ("Chase"), Chase Metrotech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund. Chase attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

Pursuant to a services agreement between the Fund and Kemper Service Company ("KSvC"), 811 Main Street, Kansas City, Missouri, an affiliate of Scudder Kemper, KSvC serves as "Shareholder Service Agent" of the Fund and, as such, performs all of the duties of transfer agent and dividend paying agent. KSvC receives as transfer agent as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction, and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement and effective January 1, 1999 annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charge (Class B Shares only), an asset-based fee of 0.08% and out-of-pocket reimbursement.